     AGREEMENT TO FILE JOINTLY AND STATEMENT APPOINTING DESIGNATED FILER AND
                              AUTHORIZED SIGNATORY

        Each of the undersigned entities and individuals (collectively, the
"Reporting Persons") hereby authorizes and designates Benchmark Capital
Management Co. VI, L.L.C. or such other person or entity as is designated in writing by Steven M. Spurlock (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on
Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting
Person may be required to file with the United States Securities and Exchange
Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act"), the Securities Exchange Act of
1934, as amended (together with the implementing regulations thereto, the
"Exchange Act") or any other state or federal agency (collectively, the
"Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies").

        Each Reporting Person hereby further authorizes and designates Steven M.
Spurlock (the "Authorized Signatory") to execute and file on behalf of such
Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

        The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such
Reporting Person is no longer required to file any Reports with respect to the
Reporting Person's ownership of, or transactions in, the securities of the
Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange
Act.

March 21, 2013                 BENCHMARK CAPITAL MANAGEMENT CO. VI, L.L.C.,
                               a Delaware Limited Liability Company

                               By:  /s/ Steven M. Spurlock
                                   --------------------------------------------
                                   Steven M. Spurlock, Managing Member

March 21, 2013                 BENCHMARK CAPITAL PARTNERS VI, L.P.,
                               a Delaware Limited Partnership

                               By: Benchmark Capital Management Co. VI, L.L.C.,
                                   a Delaware Limited Liability Company,
                                   Its General Partner

                               By:  /s/ Steven M. Spurlock
                                   --------------------------------------------
                                   Steven M. Spurlock, Managing Member

March 21, 2013                 BENCHMARK FOUNDERS' FUND VI, L.P.,
                               a Delaware Limited Partnership

                               By: Benchmark Capital Management Co. VI, L.L.C.,
                                   a Delaware Limited Liability Company,
                                   Its General Partner

                               By:  /s/ Steven M. Spurlock
                                   --------------------------------------------
                                    Steven M. Spurlock, Managing Member

March 21, 2013                 BENCHMARK FOUNDERS' FUND VI-B, L.P.,
                               a Delaware Limited Partnership

                               By: Benchmark Capital Management Co. VI, L.L.C.,
                                   a Delaware Limited Liability Company,
                                   Its General Partner

                               By:  /s/ Steven M. Spurlock
                                   --------------------------------------------
                                    Steven M. Spurlock, Managing Member

March 21, 2013                 By:  /s/ Alexandre Balkanski
                                   --------------------------------------------
                                    Alexandre Balkanski

March 21, 2013                 By:  /s/ Bruce W. Dunlevie
                                   --------------------------------------------
                                    Bruce W. Dunlevie

March 21, 2013                 By:  /s/ J. William Gurley
                                   --------------------------------------------
                                    J. William Gurley

March 21, 2013                 By:  /s/ Kevin R. Harvey
                                   --------------------------------------------
                                    Kevin R. Harvey

March 21, 2013                 By:  /s/ Robert C. Kagle
                                   --------------------------------------------
                                    Robert C. Kagle

March 21, 2013                 By:  /s/ Mitchell H. Lasky
                                    -------------------------------------------
                                    Mitchell H. Lasky

March 21, 2013                 By:  /s/ Peter H. Fenton
                                   --------------------------------------------
                                    Peter H. Fenton

March 21, 2013                 By:  /s/ Matthew R. Cohler
                                   --------------------------------------------
                                    Matthew R. Cohler